UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         ______________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) October 15, 2004


                                     0-13063
                            (Commission File Number)


                         ______________________________


                          SCIENTIFIC GAMES CORPORATION
             (Exact name of registrant as specified in its charter)


             Delaware                                     81-0422894
     (State of Incorporation)                            (IRS Employer
                                                      Identification Number)


                 750 Lexington Avenue, New York, New York 10022
              (Address of registrant's principal executive office)


                                 (212) 754-2233
                         (Registrant's telephone number)


                         ______________________________

                            Section 8 - Other Events

Item 8.01 - Other Events

      On October 15, 2004, Scientific Games Corporation (the "Company") issued a press release relating to the execution and delivery of a joint venture agreement with Electronic Game Card Inc. ("EGC"). Pursuant to the joint venture agreement, the Company and EGC will jointly market and promote the Electronic Game Card product to the instant ticket lottery market. Also pursuant to the joint venture agreement, the Company will purchase 10% of EGC's common stock.


                  Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

      (c)  Exhibits

      Exhibit No.  Description
      -----------  -----------

         99.1 Press Release of Scientific Games Corporation, dated October 15, 2004.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                SCIENTIFIC GAMES CORPORATION


                                By: /s/ Martin E. Schloss
                                   ------------------------------------------
                                   Name:  Martin E. Schloss
                                   Title: Vice President, General Counsel and
                                          Secretary

Date:  October 19, 2004

                                  Exhibit Index
                                  -------------



      Exhibit No.  Description
      -----------  -----------

         99.1 Press Release of Scientific Games Corporation, dated October 15, 2004.